UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 27, 2023 (November 20, 2023)

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 20, 2023, Innovative International Acquisition Corp. (“Innovative”), received a written notice (the “Letter”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, because Innovative has not regained compliance with the Market Value of Listed Securities (“MVLS”) Standard, Innovative’s securities (units, ordinary shares and warrants) will be suspended from The Nasdaq Global Market on November 29, 2023, unless Innovative requests a hearing to appeal this determination by 4:00 p.m. Eastern Time on November 27, 2023, and Innovative has requested such hearing. The market value of Innovative’s listed securities was below the $50,000,000 minimum MVLS requirement for continued listing on Nasdaq Global under Nasdaq Listing Rule 5450(b)(2)(A) (the “MLVS Rule”) and had not been at least $50,000,000 for the proceeding 30 consecutive trading days. As previously reported by Innovative on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 6, 2023, the Nasdaq initially notified Innovative on March 31, 2023 that the minimum MVLS for Innovative’s was below the $50,000,000 minimum MVLS requirement for the previous 30 consecutive trading days, and in accordance with the Nasdaq Listing Rules, Innovative was provided 180 calendar days, or until September 27, 2023 to regain compliance with the MVLS Rule.

Additionally, as previously reported by Innovative on its Current Report on Form 8-K filed with the SEC on October 13, 2023, Nasdaq notified Innovaitve on October 9, 2023 that it failed to comply with the total shareholder requirement as set forth in Listing Rule 5450(a)(2). Nasdaq advised that this deficiency serves as an additional and separate basis for delisting.

Pursuant to the Letter, unless Innovative requests a hearing to appeal this determination by 4:00 p.m. Eastern Time on November 27, 2023, Innovative’s securities will be suspended at the opening of business on November 29, 2023, and a Form 25-NSE will be filed with the SEC, which will remove Innovative’s securities from listing and registration on The Nasdaq Global Market.

Innovative has requested a hearing to stay the suspension of trading of the its securities, and Innovative’s securities will continue to trade on Nasdaq Global Market until the hearing process concludes and the Nasdaq hearings panel (the “Panel”) issues a written decision. There can be no assurance that the Panel will grant Innovative’s request for a suspension of delisting.

Item 7.01 Regulation FD Disclosure.

On November 18, 2023, Zoomcar, Inc. (“Zoomcar”), a party to the previously-disclosed Agreement and Plan of Merger and Reorganization, dated as of October 13, 2022 (as may be amended or supplemented, the “Merger Agreement”), with Innovative International Acquisition Corp., a Cayman Islands exempted company (together with its successors, including continuation by way of transfer out of the Cayman Islands and into the State of Delaware in connection with the proposed Business Combination, “Innovative”, also referred to as “New Zoomcar,” following the consummation, if any, of the proposed Business Combination) and other parties thereto (the transactions contemplated by Merger Agreement, including the issuance by Innovative of securities in connection therewith, the “Business Combination”), distributed, through its Solicitation Agent (defined below), distributed to its stockholders and stockholders of Zoomcar’s Indian subsidiary, Zoomcar India Private Limited (collectively, “Zoomcar Stockholders”), revised written consent solicitation materials, as further described below, for the purpose of consents to the proposed Business Combination from stockholders of record as of the previously-determined record date of September 30, 2023 (such materials, the “Revised Consent Solicitation Materials”). Subsequently, on November 24, 2023, Zoomcar, through its Solicitation Agent, distributed a supplemental communication to Zoomcar Stockholders extending the deadline for Zoomcar Stockholders to provide written consents to 5:00 p.m., Eastern Time, on Tuesday, November 28, 2023 (the “November 24 Communication” and the “Updated Consent Return Date”).

As described in the Current Report on Form 8-K filed by Innovative with the SEC on October 25, 2023, Zoomcar previously commenced soliciting written consents from Zoomcar Stockholders to the proposed Business Combination and other matters described in the consent solicitation materials. The Revised Consent Solicitation Materials were distributed because Zoomcar has not, as of date of this Current Report, received consents from holders of requisite Zoomcar shares to the matters described in the consent materials.

The Revised Consent Solicitation Materials, as further described below, consisted of, with respect to the Business Combination, the Joint Proxy Statement for Extraordinary General Meeting of Shareholders of Innovative International Acquisition Corp./Consent Solicitation Statement for Stockholders of Zoomcar, Inc. and Prospectus of Innovative International Acquisition Corp. dated October 2, 2023, Supplement No. 1 to Joint Proxy Statement for Extraordinary General Meeting of Shareholders of Innovative International Acquisition Corp./Consent Solicitation Statement for Stockholders of Zoomcar, Inc. and Prospectus of Innovative International Acquisition Corp. dated October 20, 2023, and Supplement No. 2 (“Supplement No. 2”) to Joint Proxy Statement for Extraordinary General Meeting of Shareholders of Innovative International Acquisition Corp./Consent Solicitation Statement for Stockholders of Zoomcar, Inc. and Prospectus of Innovative International Acquisition Corp., dated November 17, 2023 (together, and as may be further amended or supplemented, the “Joint Proxy/Written Consent Solicitation Statement”), and also incorporate other information about Innovative and about the proposed Business Combination contained in public filings, including future public filings, by Innovative with the SEC (collectively, “Public Filings”).

The Revised Consent Solicitation Materials also included revised materials and information about stockholder consents being solicited by Zoomcar to a proposed amendment (the “Charter Amendment”) to Zoomcar’s existing certificate of incorporation and a revised proposed amendment to Zoomcar’s investor rights agreement to which holders of Zoomcar preferred shares are party (the “Revised IRA Amendment”, and together with the IRA Amendment, the “Pre-Closing Amendments”), as contained certain information regarding prospective additional investments by Ananda Small Business Trust, a Nevada trust and an affiliate of the sponsor of Innovative (“Ananda Trust”), each as further described in the Joint Proxy Statement/Written Consent Solicitation Statement filed with the SEC. The structure and terms of the additional investments by Ananda Trust are subject to agreement by Ananda Trust, in its discretion, and may include investments in additional Innovative securities, prior to the consummation of the proposed Business Combination, and future securities that may be issued by New Zoomcar, after the Business Combination, as further described in Supplement No. 2. The Revised IRA Amendment included and as described in the Revised Consent Solicitation Materials includes restrictive trading provisions that would apply to holders of Zoomcar preferred shares, if the Revised IRA Amendment is adopted, that are more favorable to such holders than the previously-proposed restrictive trading provisions incorporated in the IRA Amendment distributed as part of Zoomcar’s prior written consent solicitation process.

Each Pre-Closing Amendment requires approval by holders of certain series of outstanding preferred shares, among other approval thresholds; these requirements may not be satisfied timely or at all. Approval of the Pre-Closing Amendments is not a required condition to consummating the Business Combination but Zoomcar believes their adoption is important and, in the case of the Charter Amendment, because timely consummation of the proposed Business Combination may not be achievable unless the amendments regarding automatic conversion of preferred to common shares immediately prior to the proposed Business Combination are effected. Zoomcar cannot assure that either Pre-Closing Amendment will be approved by the requisite number of Zoomcar shares, timely or at all.

The Revised Consent Solicitation Materials describe, to the extent of information available as of the date thereof, certain prospective transactions and other transactions into which the parties to the proposed Business Combination and other parties may enter in connection with the proposed Business Combination, subject to various contingencies, including, in certain cases, the materialization of opportunities and agreement on terms and structures. Such transactions, if they materialize, are likely to involve additional issuances of securities, which may include newly-issued Innovative securities, Zoomcar securities or securities issued by New Zoomcar after the closing of the proposed Business Combination, if any, with associated dilutive effects on investors, possible impact on New Zoomcar trading prices and other effects, some of which may be material and negative; the potential scope and magnitude of such dilutive effects will increase if the terms and conditions of any such transactions and arrangements result in obligations to issue additional securities to holders of the certain outstanding Zoomcar securities pursuant to applicable “most favored nation” provisions, as further described in the Joint Proxy/Written Consent Solicitation Statement. The descriptions of prospective transactions and associated future issuances of securities, if any, contained or incorporated into the Revised Consent Solicitation Materials, and the potential risks, including, without limitation, the potential dilutive and other effects that may be associated therewith, are not intended to be complete and are qualified entirely by the full text of applicable agreements, if any, into which applicable parties may enter or anticipate entering. There may be other risks to New Zoomcar and its business, and to investors, which may be material, that cannot, as of the date of the Revised Consent Solicitation Materials, be determined or estimated, and can be further evaluated only if and when terms of such additional transactions and arrangements are determined and finalized by applicable parties.

In addition to the Joint Proxy/Written Consent Solicitation Statement, the Revised Consent Solicitation Materials also included a Letter to Stockholders, the terms of the proposed Pre-Closing Amendments and information about appraisal rights that may be available to Zoomcar, Inc. stockholders under Section 262 of the Delaware General Corporation Law. The Revised Consent Solicitation Materials also provide Zoomcar Stockholders with information as to where and how stockholders can obtain additional information about the proposed Business Combination and about the matters that are the subject of the consents being solicited from the Zoomcar Stockholders.

As previously disclosed, Zoomcar has engaged Advantage Proxy, Inc. (the “Solicitation Agent”) to distribute the Consent Solicitation Materials and assist Zoomcar with the consent solicitation process in connection with which the Solicitation Agent will receive aggregate compensation of at least $13,250.00.

The Revised Consent Solicitation Materials were supplemented by the November 24 Communication, which extended the deadline for Zoomcar Stockholders to return written consents to the Updated Consent Return Date of 5:00 p.m., Eastern Time, on Tuesday, November 28, 2023.

As set forth in the November 24 Communication and Revised Consent Solicitation Materials, due to administrative constraints, Zoomcar Stockholders should not expect to be able to withdraw previously-tendered consents at this time. The Revised Consent Solicitation Materials contain instructions on how to complete the consent form; Zoomcar Stockholders may contact the Solicitation Agent or Zoomcar with any questions utilizing the contact information included in the materials.

As of the date of this Current Report, the Zoomcar Stockholders have not approved the proposed Business Combination or the Pre-Closing Amendments and it cannot be assured that the Zoomcar Stockholders will approve such transactions and amendments by the date requested, or at all. Other conditions to consummating the Business Combination have not yet been satisfied as of the date of this Current Report, including, without limitation, approval by Nasdaq of the listing application submitted in connection with the Business Combination and approval of the proposed Business Combination and associated required proposals by shareholders of Innovative at a special meeting of Innovative shareholders.

If the requisite numbers of shares held by Zoomcar Stockholders do not approve the Business Combination, a required condition to the closing pursuant to the terms of the Merger Agreement will not be satisfied and the proposed Business Combination will not be consummated.

The information set forth in this Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events

In order to mitigate the risk that Innovative could be deemed to be operating as an unregistered investment company under the Investment Company Act of 1940, as amended, on November 24, 2023, Innovative instructed Equiniti Trust Company, LLC to hold the funds in the trust account established in connection with Innovative’s initial public offering in a segregated, interest-bearing bank deposit account. Such deposit account carries a variable rate and we cannot assure you that the initial rate will not decrease or increase significantly.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

These forward-looking statements and factors that may cause actual results and the timing of events to differ materially from the anticipated results include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the transactions contemplated therein to fail to close; (2) the outcome of any legal proceedings that may be instituted against Innovative, Zoomcar, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Innovative or stockholders of Zoomcar; (4) the inability of Zoomcar to satisfy other conditions to closing; (5) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (6) the ability to meet stock exchange listing standards in connection with and following the consummation of the Business Combination; (7) the risk that the Business Combination disrupts current plans and operations of Zoomcar as a result of the announcement and consummation of the Business Combination; (8) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain its reputation, grow its customer base, maintain relationships with customers and suppliers and retain its management and key employees; (9) the impact of the COVID-19 pandemic on the business of Zoomcar and the combined company (including the effects of the ongoing global supply chain shortage); (10) Zoomcar’s limited operating history and history of net losses; (11) Zoomcar’s customer concentration and reliance on a limited number of key technology providers and payment processors facilitating payments to and by Zoomcar’s customers; (12) costs related to the Business Combination; (13) unfavorable interpretations of laws or regulations or changes in applicable laws or regulations; (14) the possibility that Zoomcar or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (15) Zoomcar’s estimates of expenses and profitability; (16) the evolution of the markets in which Zoomcar competes; (17) political instability associated with operating in current and future emerging markets Zoomcar has entered or may later enter; (18) risks associated with Zoomcar maintaining inadequate insurance to cover risks associated with business operations now or in the future; (19) the ability of Zoomcar to implement its strategic initiatives and continue to innovate its existing products; (20) the ability of Zoomcar to adhere to legal requirements with respect to the protection of personal data and privacy laws; (21) cybersecurity risks, data loss and other breaches of Zoomcar’s network security and the disclosure of personal information or the infringement upon Zoomcar’s intellectual property by unauthorized third parties; (22) risks associated with the performance or reliability of infrastructure upon which Zoomcar relies, including, but not limited to, internet and cellular phone services; (23) the risk of regulatory lawsuits or proceedings relating to Zoomcar’s products or services; (24) increased compliance risks associated with operating in multiple foreign jurisdictions at once, including regulatory and accounting compliance issues; (25) Zoomcar’s exposure to operations in emerging markets where improper business practices may be prevalent; and (26) Zoomcar’s ability to obtain additional capital when necessary.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by Innovative from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. Forward-looking statements speak only as of the date they are made, and Innovative and Zoomcar disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Zoomcar’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE INTERNATIONAL ACQUISITION CORP.

By:	/s/ Mohan Ananda
Name:	Mohan Ananda
Title:	Chief Executive Officer

Dated: November 27, 2023